CONSOLIDATED BALANCE SHEETS (Parenthetical) (DIRECTV Class A Common Shares, USD $)	Dec. 31, 2011	Dec. 31, 2010
DIRECTV Class A Common Shares
Common stock and additional paid-in capital, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock and additional paid-in capital, shares authorized	3,947,000,000	3,500,000,000
Common stock and additional paid-in capital, shares issued	691,306,695	808,447,044
Common stock and additional paid-in capital, shares outstanding	691,306,695	808,447,044